SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the
Securities Exchange Act of 1934

October 26, 2010
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Date of Report (date of earliest event reported)

ALL-AMERICAN SPORTPARK, INC.
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Exact name of Registrant as Specified in its Charter

Nevada	0-024970	88-0203976
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State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

6730 South Las Vegas Boulevard, Las Vegas, NV 89119
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Address of Principal Executive Offices, Including Zip Code

(702) 798-7777
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Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 (a) NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

     On October 26, 2010, Ronald Boreta, the President and Principal Financial and Accounting Officer of All-American SportPark, Inc. (the "Company") concluded that the Company will need to restate the financial statements contained in its previously issued financial statements contained in the Company's annual report on Form 10-K for the year ended December 31, 2009 and in the Company's quarterly reports on Form 10-Q for the quarters ended March 31, 2010 and June 30, 2010. The determination was made by the President and Principal Financial and Accounting Officer following receipt by the Company of comments from the staff (the "Staff") of the Securities and Exchange Commission, and following consultation with the Company's independent registered public accounting firm. Based on the Staff's comments, the Company determined that amounts received from the Callaway Golf Company ("Callaway") under its customer agreement entered into in June 2009 were not accounted for properly. The original accounting and anticipated effects of the resulting adjustments are as follows:

  The $750,000 received from Callaway for operating expenses of the Company under the customer agreement, which was originally recorded as deferred marketing revenue will be restated to be an offset to the general and administrative expenses of the Company. This will result in a reduction of such expenses by $750,000.
  The $554,552 received from Callaway for range and other leasehold improvements, which was originally recorded as deferred marketing revenue and property and equipment will be reversed. This contribution from Callaway equaled the expenditures for the property and equipment. Accordingly, this will result in no value being included in the Company's balance sheet for such leasehold and range improvements.
  As a result of the elimination of deferred marketing revenue, the Company's revenues will be decreased by the amount of amortized marketing revenue that was recorded in each respective period. In addition, depreciation expense related the property and equipment will be reduced in each respective period.

     The Company does not have an audit committee. As noted above, the Company discussed the matters set forth herein with the Company's independent registered public accounting firm.

     The Company is preparing to file an amendments to its annual report on Form 10-K for the year ended December 31, 2009 and its quarterly reports on Form 10-Q for the quarters ended March 31, 2010 and June 30, 2010, which will contain restated financial statements. Until such time as the Company files the restated financial statements in such amendments, the financial Statements for the year ended December 31, 2009 and the quarters ended March 31, 2010 and June 30, 2010 should not be relied upon.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALL-AMERICAN SPORTPARK, INC.

Date: November 1, 2010	By: /s/ Ronald S. Boreta
Ronald S. Boreta, President